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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 28, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-10702                34-1531521
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(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut          06880
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         (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 8.01. Other Events.

     Terex Corporation (the "Company") issued a press release on September 28, 2004, announcing that it is hosting a conference at MINExpo International 2004 on September 28, 2004 in Las Vegas, Nevada for analysts and investors to review mining industry trends and recent developments. A copy of Terex's slide presentation from this conference is being made available on the Company's website, www.terex.com, in the "Investors" section of the website.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on September 28, 2004.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 28, 2004


                                                  TEREX CORPORATION


                                                  By:  /s/ Eric I Cohen
                                                       Eric I Cohen
                                                       Senior Vice President






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